THE ADVISORS' INNER CIRCLE FUND II

             HANCOCK HORIZON BURKENROAD SMALL CAP FUND (THE "FUND")

                         SUPPLEMENT DATED MAY 31, 2012
                                     TO THE
              PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 31, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

          IMPORTANT INFORMATION REGARDING CHANGE IN INVESTMENT POLICY

Effective July 30, 2012, the Fund's definition of small capitalization companies will include those companies with market capitalizations no greater than $3 billion at the time of initial purchase as reflected on page 26 of the Class A Shares Prospectus and page 2 of the Class D Shares Prospectus. Until that date, the Fund will continue to define small capitalization companies as companies with market capitalization less than $2 billion at the time of purchase.

In addition, the policy below will be in effect until July 30, 2012. After that date, the last investment policy under the heading "Non-Fundamental Policies" on page 36 of the SAI will take effect.

         The Burkenroad Small Cap Fund will invest at least 80% of its net assets in common stocks and other equity securities of companies with small capitalizations (less than $2 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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